EXHIBIT 99.1

QUIPT HOME MEDICAL REPORTS IMPROVED FISCAL THIRD QUARTER 2025 RESULTS

Posts Positive Organic Growth and Adjusted EBITDA1 of 23.5% of Revenue

Cincinnati, Ohio – August 11, 2025 – Quipt Home Medical Corp. (“Quipt” or the “Company”) (NASDAQ: QIPT; TSX: QIPT), a U.S. based home medical equipment provider, focused on end-to-end respiratory care, today announced its fiscal third quarter 2025 financial results and operational highlights. These results pertain to the three and nine months ended June 30, 2025, and are reported in United States dollars.

Conference Call

Quipt will host its Earnings Conference Call on Tuesday, August 12, 2025 at 10:00 a.m. (ET). Interested parties may participate in the call by dialing 1 (833) 752-3722 or 1 (647) 846-8549.

A live webcast of the call will be accessible via the investor section of the Company’s website through the following link: www.quipthomemedical.com, and a replay will be available on the investor section of the Company’s website for at least the first year following the event.

Financial Highlights:

●	Revenue for Q3 2025 was $58.3 million compared to $60.8 million for Q3 2024, representing a 4.1% decrease. This compares to revenue of $57.4 million in Q2 2025, reflecting a return to positive quarter-over-quarter organic growth of 1.6%.

●	Revenue for the nine months ended June 30, 2025 decreased to $177.0 million, compared to $184.6 million for the nine months ended June 30, 2024, representing a decrease of 4.1%.
●	Recurring Revenue[1] for Q3 2025 continues to be strong at 81% of total revenue.
●	Adjusted EBITDA[1] for Q3 2025 was $13.7 million (23.5% of revenue) compared to $14.2 million (23.4% of revenue) for Q3 2024, representing a 3.6% decrease.
●	Adjusted EBITDA[1] of $41 million (23.2% of revenue) for the nine months ended June 30, 2025, compared to $44.4 million (24.1% of revenue) for the nine months ended June 30, 2024, a decrease of 7.7%.
●	Net income (loss) for Q3 2025 was ($3.0) million, or ($0.07) per diluted share, compared to ($1.6) million, or ($0.04) per diluted share, for Q3 2024.

●	Cash flow from operations was $27.9 million for the nine months ended June 30, 2025, compared to $25.4 million for the nine months ended June 30, 2024.
●	The Company reported $11.3 million of cash on hand as of June 30, 2025 as compared to $17.1 million of cash on hand as of March 31, 2025. Total credit availability of $35.3 million as of June 30, 2025, with $14.3 million available on a revolving credit facility and $21.0 million available pursuant to a delayed-draw term loan facility.
●	The Company maintains a conservative balance sheet with Net Debt to Adjusted EBITDA Leverage Ratio[1] of 1.5x.

Operational Highlights:

●	The Company’s customer base decreased 1.3% year-over-year, serving 151,000 unique patients as of June 30, 2025, compared to 153,000 unique patients as of June 30, 2024. This compares to 146,000 in Q2 2025, reflecting a positive quarter-over-quarter growth of 3.4%.
●	Completed 210,000 unique set-ups/deliveries in Q3 2025, a 2.8% decrease from 216,000 set-ups/deliveries in Q3 2024. This compares to 203,000 in Q2 2025, reflecting a positive quarter-over-quarter growth of 3.5%.
●	Respiratory resupply set-ups/deliveries were 119,000 in Q3 2025, compared to 120,000 in Q3 2024. This compares to 111,000 in Q2 2025, reflecting a positive quarter-over-quarter growth of 7.2%.

Subsequent Highlights:

●	On July 7th, 2025, Quipt announced the acquisition of 100% of a full-service durable medical equipment (DME) provider, which was wholly-owned by Ballad Health, a major integrated health system serving the Appalachian Highlands region.
o	The acquiree reported unaudited revenue of $6.6 million for the fiscal year ended June 30, 2025.
o	The acquisition expanded Quipt's reach to over 12,500 patients annually across four branch locations in East Tennessee and Southwest Virginia.
o	Quipt also signed a Preferred Provider Agreement (PPA) with Ballad Health embedding the Company directly into the health system's hospital discharge planning process and providing access to patient referrals from 20 hospitals across Tennessee, Virginia, North Carolina, and Kentucky.
o	The transaction was funded entirely with cash on hand and at a highly attractive valuation, preserving balance sheet flexibility.
o	Management expects the acquired operation's Adjusted EBITDA margins to align with Quipt's historical range within two quarters, driven by operational efficiencies and clinical workflow integration.

Management Commentary:

“Our third quarter results reflect important progress, as we returned to positive organic growth and achieved clear revenue stabilization across the overall business. These results highlight the dedication of our team and the structural improvements we’ve made over the past several quarters, which position us for sustainable long-term growth,” said Greg Crawford, Chief Executive Officer and Chairman of Quipt.

“The subsequent completion of the Ballad Health acquisition marks a meaningful milestone for Quipt. This transaction embeds us directly into the discharge pathway of a prominent integrated health system and reinforces our broader strategy of expanding through healthcare system partnerships. We believe this scalable model will be powerful in advancing our growth platform.

As we move through the remainder of 2025 and into 2026, our focus remains on maximizing long-term shareholder value. The Board and management team continue to evaluate opportunities supporting this objective and we are confident the actions we are taking today will lay a strong foundation for future value creation.”

“We are extremely pleased with the stability we saw in our fiscal third quarter results. Our Adjusted EBITDA margin remained strong and consistent, even as we have navigated a transitioning revenue environment. This underscores the scalability and resiliency of our operating platform,” said Hardik Mehta, Chief Financial Officer of Quipt. “We are thrilled to have executed the Ballad-owned durable medical equipment acquisition after quarter end while maintaining a conservative balance sheet and strong financial flexibility. This transaction enhances our geographic footprint, deepens our health system relationships, and aligns with our playbook for growth. As we continue to scale, the combination of our recurring revenue base, financial strength, and proven execution gives us confidence in delivering consistent performance.”

1 Non-GAAP financial measure or ratio. See “Non-GAAP Financial Measures” below for additional information.

ABOUT QUIPT HOME MEDICAL CORP.

The Company provides in-home monitoring and disease management services including end-to-end respiratory solutions for patients in the United States healthcare market. It seeks to continue to expand its offerings to include the management of several chronic disease states focusing on patients with heart or pulmonary disease, sleep disorders, reduced mobility, and other chronic health conditions. The primary business objective of the Company is to create shareholder value by offering a broader range of services to patients in need of in-home monitoring and chronic disease management. The Company’s organic growth strategy is to increase annual revenue per patient by offering multiple services to the same patient, consolidating the patient’s services, and making life easier for the patient.

Reader Advisories

Readers are cautioned that the financial information regarding the acquiree disclosed herein is unaudited and derived as a result of the Company’s due diligence, including a review of the acquisition’s bank statements and tax returns.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, "potential”, "will”, "seek”, "intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company are intended to identify forward-looking statements, including: the Company anticipating strong margin performance throughout the year and a return to historical organic growth levels in calendar 2025; the Company’s expectations regarding the impact of the acquisition of the DME provider and the PPA; management’s expectations regarding the acquiree’s Adjusted EBITDA margin and the timing of such results; and opportunities to increase long-term shareholder value. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company successfully identifying, negotiating and completing additional acquisitions; operating and other financial metrics maintaining their current trajectories, the Company not being impacted by any further external and unique events like the Medicare 75/25 rate cut and the Change Healthcare cybersecurity incident for the remainder of 2025; and the Company not being subject to a material change to it cost structure. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation: risks related to credit, market (including equity, commodity, foreign exchange and interest rate), liquidity, operational (including technology and infrastructure), reputational, insurance, strategic, regulatory, legal, environmental, and capital adequacy; the general business and economic conditions in the regions in which the Company operates; the ability of the Company to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations to the Company or its affiliates; the impact of new and changes to, or application of, current laws and regulations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; a novel business model; dependence on key suppliers; granting of permits and licenses in a highly regulated business; legal proceedings and litigation, including as it relates to the civil investigative demand (“CID”) received from the Department of Justice; increased competition; changes in foreign currency rates; the imposition of trade restrictions such as tariffs and retaliatory counter measures; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with United States Securities and Exchange Commission  and available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Non-GAAP Financial Measures

This press release refers to “Adjusted EBITDA”, “Recurring Revenue”, and “Net Debt to Adjusted EBITDA Leverage Ratio”, which are non-GAAP financial measures that do not have standardized meanings prescribed by generally accepted accounting principles in the United States (“GAAP”). The Company’s presentation of these financial measures may not be comparable to similarly titled measures used by other companies. These financial measures are intended to provide additional information to investors concerning the Company’s performance.

Adjusted EBITDA is calculated as net loss, and adding back depreciation and amortization, right-of-use operating lease amortization and interest, interest expense, net, provision for income taxes, certain professional fees, including those related to the CID, the loss of private issuer status, and proxy contests and other actions of activist shareholders, stock-based compensation, acquisition-related costs, change in fair value of derivative liability – interest rate swaps, gain on disposals of property and equipment, loss (gain) on foreign currency transactions, and share of loss in equity method investment. The following table shows our non-GAAP measure, Adjusted EBITDA, reconciled to our GAAP net loss for the following indicated periods (in $millions):

	Three	Three	Nine	Nine
	months	months	months	months
	ended June	ended June	ended June	ended June
	30, 2025	30, 2024	30, 2025	30, 2024
Net loss	$(3.0)	$(1.6)	$(7.2)	$(3.8)
Add back:
Depreciation and amortization	11.2	11.1	33.6	33.0
Interest expense, net	1.5	1.6	4.6	4.9
Right-of-use operating lease amortization and interest	1.6	1.7	4.8	4.6
Provision for income taxes	—	—	0.1	0.5
Professional fees	1.3	0.7	3.1	2.2
Stock-based compensation	2.1	0.5	2.6	2.2
Acquisition-related costs	0.1	0.2	0.2	0.4
Change in fair value of derivative liability - interest rate swaps	0.2	(0.1)	(0.4)	0.2
Gain on disposals of property and equipment	(0.8)	(0.1)	(0.9)	(0.1)
Loss (gain) on foreign currency transactions	(0.6)	0.1	0.2	0.1
Share of loss in equity method investment	0.1	0.1	0.2	0.2
Adjusted EBITDA	$13.7	$14.2	$41.0	$44.4

Recurring Revenue for Q3 2025 is calculated as rentals of medical equipment of $23.2 million plus sales of respiratory resupplies of $23.8 million for a total of $47.0 million, divided by total revenues of $58.3 million, or 81%.

Net Debt to Adjusted EBITDA Leverage Ratio is calculated as Net Debt, divided by (Adjusted EBITDA for Q3 times four), and is reconciled as follows (in $millions):

As of and for the three months ended June 30, 2025
Senior credit facility, principal	$66.0
Equipment loans	10.5
Lease liabilities	16.9
Cash	(11.3)
Net Debt	$82.1
Adjusted EBITDA for Q3 times four	$54.8
Net Debt to Adjusted EBITDA Leverage Ratio	1.5x

For further information please visit our website at www.Quipthomemedical.com, or contact:

Cole Stevens

VP of Corporate Development

Quipt Home Medical Corp.

859-300-6455

cole.stevens@myquipt.com

Gregory Crawford

Chief Executive Officer

Quipt Home Medical Corp.

859-300-6455

investorinfo@myquipt.com